UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

1200 West Platt Street, Suite 1000 Tampa, Florida 33606 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company □

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

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Item 1.01    Entry into a Material Definitive Agreement.

On January 28, 2021, LMF Acquisition Opportunities, Inc. (“LMF Acquisition”), a special purpose acquisition company organized by LM Funding America, Inc. (the “Company”), announced the closing of an initial public offering of units (“Units”).  In the initial public offering, LMF Acquisition sold an aggregate of 10,350,000 Units at a price of $10.00 per unit, resulting in total gross proceeds of $103,500,000.  Each Unit consisted of one share of Class A common stock and one redeemable warrant, with each warrant entitling the holder thereof to purchase one share of Class A common stock of LMF Acquisition at a price of $11.50 per share. LMFAO Sponsor, LLC (“Sponsor”), a subsidiary in which the Company owns approximately 70% of the equity and for which the Company is the sole manager, served as the sponsor for LMF Acquisition’s initial public offering.  Sponsor was organized by, and its initial capital contribution was contributed by, the Company and the Company’s executive officers.  The Company’s executive officers and LMF Acquisition’s directors collectively own an approximately 30% nonvoting equity interest in Sponsor, and LMF Acquisition will be managed by the Company’s management team.

In connection with the initial public offering of LMF Acquisition, Sponsor entered into a Private Placement Warrants Purchase Agreement with LMF Acquisition on January 25, 2021 (the “Warrants Purchase Agreement”).  Pursuant to the Warrants Purchase Agreement, Sponsor purchased from LMF Acquisition, simultaneous with the closing of the initial public offering, an aggregate of 5,738,000 warrants at a price of $1.00 per warrant ($5,738,000 in the aggregate) in a private placement (the “Private Placement Warrants”).  Each Private Placement Warrant is exercisable to purchase one share of LMF Acquisition’s Class A common stock at $11.50 per share.  The purchase price for the Private Placement Warrants was funded by an intercompany loan by the Company to Sponsor.  A copy of the Warrants Purchase Agreement is attached as Exhibit 10.4 to this Form 8-K and incorporated herein by this reference.  The terms of the Private Placement Warrants are set forth in a Warrant Agreement, dated January 25, 2021 (the “Warrant Agreement”), a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by this reference.

In addition to the foregoing, Sponsor holds 2,587,500 shares of LMF Acquisition’s Class B common stock that it acquired for a purchase price of $25,000.  The shares of Class B common stock will automatically convert into shares of Class A common stock at the time, if any, when LMF Acquisition completes an initial business combination, on a one-for-one basis, subject to certain adjustments.  The Class B common stock represented approximately 20% of the outstanding common stock of LMF Acquisition immediately following the completion of LMF Acquisition’s initial public offering.  In connection with such initial public offering, the Sponsor, LMF Acquisition, and Maxim Partners LLC entered into a Registration Rights Agreement, dated January 25, 2021 (the “Registration Rights Agreement”), pursuant to which Sponsor has certain rights to require LMF Acquisition to register the shares of Class A common stock into which the Class B common stock is convertible and for which the Private Placement Warrants are exercisable.  A copy of the Registration Rights Agreement is attached as Exhibit 10.3 to this Form 8-K and incorporated herein by this reference.

Also in connection with LMF Acquisition’s initial public offering, Sponsor entered into a letter agreement, dated January 25, 2021, with LMF Acquisition and its officers and directors (the “Letter Agreement”).  Pursuant to the Letter Agreement, Sponsor has agreed to, among other things, waive its redemption rights with respect to its shares of LMF Acquisition, vote its shares in favor of LMF Acquisition’s initial business combination, and comply with certain share lock-up and transfer restrictions. A copy of the Letter Agreement is attached as Exhibit 10.2 to this Form 8-K and incorporated herein by this reference.

The foregoing descriptions of the Warrants Purchase Agreement, Warrant Agreement, Registration Rights Agreement, and Letter Agreement are summary in nature and are qualified by reference to the full text of such agreements attached as exhibits to this Form 8-K.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 25, 2021, Martin A. Traber resigned as a member of the board of directors of the Company (the “Board”) and became a director of LMF Acquisition.  Mr. Traber’s resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

On January 29, 2021, the Board appointed Frank Silcox, effective immediately, to serve as a director to fill the vacancy resulting from Mr. Traber’s resignation.  Mr. Silcox was appointed as a “Class III” director for a term that ends at the 2022

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annual meeting of stockholders.  Mr. Silcox was also appointed to serve on the Compensation Committee and Nominating and Governance Committee of the Board.

Mr. Silcox, age 57, was the original founder of the Company in January 2008 and thereafter ceased to be an equity holder and management member in 2014.  Since March 2015, Mr. Silcox has been a partner with Osprey Capital, a private commercial real estate lender and equity investor, and since March 2015, Mr. Silcox has been Managing Director of Osprey Capital.  Mr. Silcox has over 30 years of experience in the commercial mortgage banking business with particular expertise in the development of, and investment in, multi-family housing and condominium projects throughout Florida and the Southeast.  Also since 2014, Mr. Silcox has made investments through FS Ventures, LLC, his personal investment firm which owns a diversified investment portfolio of investments primarily in real estate.  As a principal investor, Mr. Silcox has held ownership interests in over ten (10) real estate projects with individual costs exceeding $15,000,000 and total costs exceeding $300,000,000. Mr. Silcox is a 1985 graduate of the University of Tampa.

Item 7.01    Regulation FD Disclosure.

On January 29, 2021, the Company issued a press release announcing, among other things, the appointment of Frank Silcox as a director of the Company, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Warrant Agreement, dated January 25, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.2	Letter Agreement, dated January 25, 2021, among LMF Acquisition Opportunities, Inc., its officers, its directors and LMFAO Sponsor, LLC.

10.3	Registration Rights Agreement, dated January 25, 2021, among LMF Acquisition Opportunities, Inc., LMFAO Sponsor, LLC, and Maxim Partners LLC.

10.4	Private Placement Warrants Purchase Agreement, dated January 25, 2021, between LMF Acquisition Opportunities, Inc. and LMFAO Sponsor, LLC.

99.1	Press Release, dated January 29, 2021, issued by LM Funding America, Inc..

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Forward-Looking Statements

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This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties.   Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Dated: January 29, 2021

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